EXHIBIT 4.2



                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm as experts under the caption "Experts-Independent Auditors" and to the use of our report dated September 17, 2003, in Amendment No. 1 to the Registration Statement (File No. 333-108648) and related prospectus of Matrix Unit Trust, Series 9.


                                /s/ GRANT THORNTON LLP
                                GRANT THORNTON LLP

Chicago, Illinois
September 17, 2003






















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